UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2019

Petrolia Energy Corporation

(Exact name of Registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

000-52690	86-1061005
(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas 77024

(Address of principal executive offices zip code)

(832) 941-0011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective on January 29, 2019, MaloneBailey, LLP (“MaloneBailey”) resigned as the independent registered public accounting firm of Petrolia Energy Corporation (the “Company”, “we” and “us”). Effective on January 31, 2019, the Company, with the recommendation and approval of the Board of Directors of the Company, engaged M&K CPAS, PLLC (“M&K”), as its independent registered public accounting firm.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a)

MaloneBailey’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Company’s ability to continue as a going concern.

(b)

During the fiscal years ended December 31, 2017 and 2016 and through January 29, 2019 (the date of the resignation of MaloneBailey), there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to MaloneBailey’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2017 and 2016 and through January 29, 2019, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c)

During the fiscal years ended December 31, 2017 and 2016 and through January 29, 2019, the Company did not consult with M&K with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements and either a written report was provided to the Company or oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaloneBailey with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated February 22, 2019, is filed as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter to Securities and Exchange Commission from MaloneBailey, LLP, dated February 22, 2019

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Zel C. Khan
Zel C. Khan Chief Executive Officer

Date: February 22, 2019

EXHIBIT INDEX

Exhibit No.	Description

16.1*	Letter to Securities and Exchange Commission from MaloneBailey, LLP, LLP, dated February 22, 2019

* Filed herewith.